UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 1, 2022
Date of Report (date of earliest event reported)

PLAYSTUDIOS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39652	98-1606155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10150 Covington Cross Drive, Las Vegas, Nevada		89144
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (725) 877-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MYPS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	MYPSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events
On April 1, 2022, PLAYSTUDIOS, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1, announcing the commencement of (i) its offer to each holder of its outstanding public warrants and private placement warrants (collectively, the “Warrants”), each to purchase shares of its Class A common stock, par value $0.0001 per share, the opportunity to receive $1.00 in cash, without interest, for each outstanding Warrant tendered by the holder pursuant to the offer (the “Offer to Purchase”), and (ii) the solicitation of consents (the “Consent Solicitation”) from holders of the outstanding Warrants to amend the Warrant Agreement, dated as of October 22, 2020, by and between the Company (formerly Acies Acquisition Corp.) and Continental Stock Transfer & Trust Company, which governs all of the Warrants (the “Warrant Amendment”). If approved, the Warrant Amendment would permit the Company to redeem each outstanding Warrant for $0.90 in cash, without interest, which is 10% less than the purchase price applicable to the Offer to Purchase. The Offer to Purchase and Consent Solicitation are made solely upon the terms and conditions in an Offer to Purchase and Consent Solicitation and other related offering materials that are being distributed to holders of the Warrants. The Offer to Purchase and Consent Solicitation will be open until 12:00 midnight, Eastern Time, at the end of the day on April 29, 2022, or such later date to which the Company may extend the Offer to Purchase and Consent Solicitation. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
The information contained in Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(a)None
(b)None
(c)None
(d)Exhibits

Exhibit Number	Description
99.1*	Press release dated April 1, 2022 announcing the commencement of an offer to purchase and consent solicitation relating to its warrants.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 1, 2022

PLAYSTUDIOS, Inc.

By:	/s/ Scott Peterson
	Name:	Scott Peterson
	Title:	Chief Financial Officer